UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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2020 FINANCIAL AND OPERATING DATA c Ontent S Fin Anci AL HiGHLiGHtS ........................................................................................................................... 1 Pr Ove D OiL An D GAS re Serve S ...................................................................................................... 23 KeY Fin Anci AL r Ati OS ............................................................................................................................ 2 2020 reS erveS c HAn GeS BY re GiOn ............................................................................................. 25 DiviD enD A nD SHA re HOLDer ret Urn inFO rm Ati On .......................................................... 3 Pr Ove D OiL An D GAS re Serve S cHA n GeS – BY t YPe ........................................................... 26 Aver AGe c APit AL emPLOYeD BY BUSine SS.................................................................................. 4 tHr OUGHPUt , c APAcit Y, AnD UtiL iZAti On .............................................................................. 27 ret Urn O n A ver AGe c APit AL emPLOYeD BY BUSine SS ........................................................ 5 r eFinin G c APAcit Y At Y eAr-en D 2020 ......................................................................................... 28 c APit AL AnD e XPLOr Ati On eXPenD it Ure S ................................................................................ 6 Petr OLeUm Pr ODUct SAL eS BY GeOGr APHic A re A ............................................................ 29 t Ot AL c APit AL An D eXPLOr Ati On eXPen Dit Ure S BY GeOGr APHY ................................ 7 ret AiL Site S ............................................................................................................................................... 31 DiStriBUti On OF c APit AL AnD e XPLOr Ati On eXPenD it Ure S ........................................... 8 LAr Ge/inte Gr Ate D cHemic AL c OmPLeX Pr ODUcti On c APAcit Y FUncti On AL eArnin GS ......................................................................................................................... 9 At Y eAr -en D 2020 .......................................................................................................................... 32 net inve Stment in Pr OPert Y, PLAnt AnD e QUiPment At YeAr enD ........................ 10 OtHer cHemic AL mAn UFAct Urin G LOc Ati On S At YeAr -enD 2020 ............................. 33 DePreci Ati On An D DePLeti On eXPen SeS ................................................................................. 11 c Hemic AL v OLUmeS ............................................................................................................................. 34 OPer Atin G c OSt S ................................................................................................................................... 12 2020 eXPLOr Ati On OPPO rt Unit Y c APt Ure S ........................................................................... 35 SUmmAr Y St Atement OF inc Ome ................................................................................................. 13 UPStre Am POrtFOL iO – n OrtH Americ A................................................................................. 36 SUmmAr Y BALAnce SH eet A t Y eAr en D .................................................................................... 14 UPStre Am POrtFOL iO – SOUtH Americ A ................................................................................ 38 SUmmAr Y St Atement OF c ASH FLOWS ...................................................................................... 15 UPStre Am POrtFOL iO – eUr OPe ................................................................................................... 39 OiL AnD GAS e XPLOr Ati On AnD P r ODUcti On eArnin GS ................................................ 16 UPStre Am POrt FOLiO – AFric A .................................................................................................... 40 c OSt S inc Urre D in Pr OPert Y Ac QUiSiti On S, eXPLOr Ati On , UPStre Am POrtFOL iO – ASiA/miDDLe e ASt ............................................................................. 42 AnD D eve LOPment Activitie S .............................................................................................. 18 UPStre Am POrtFOL iO – AUStr ALiA/Oce Ani A ....................................................................... 43 net c APit ALiZeD c OSt S At Y eAr en D .......................................................................................... 19 KeY Pr OJectS: D OWnS tre Am ........................................................................................................ 44 net LiQUiDS Pr ODUcti On ................................................................................................................. 20 KeY Pr OJectS: cH emic AL ................................................................................................................... 45 net n At Ur AL GAS Pr ODUcti On A v AiLABLe FOr SAL e........................................................ 21 KeY Pr OJectS: UPS tre Am ................................................................................................................ 46 nA tU r AL GAS SALeS .............................................................................................................................. 22 Fre QUentLY US eD term S ................................................................................................................... 47 Cautionary Statement • Statements that reference future events or conditions in this document are forward-looking statements. Actual future results, including financial and operating performance; resource recoveries; project plans, timing, costs, and capacities; future debt levels and distributions; and the outcome of litigation and other contingencies, could differ materially due to a number of factors. t hese include global or regional changes in the supply and demand for oil, natural gas, petrochemicals, and feedstocks and other market conditions that impact prices and differentials; actions of competitors and commercial counterparties; reservoir performance; the outcome of exploration projects and timely completion of development and construction projects; changes in law, taxes, or regulation including environmental regulations, and timely granting of government permits; war, trade agreements and patterns, political or security disturbances; opportunities for and regulatory approval of potential investments or divestments; unforeseen technical or operating difficulties; the development and competitiveness of alternative energy and emission reduction technologies; the results of research programs; general economic conditions including the occurrence and duration of economic recessions; and other factors discussed under item 1a. r isk Factors in exxonmobil’s 2020 Form 10-K and under the heading “Factors Affecting Future r esults” on the investors page of our website at exxonmobil.com. Frequently Used Terms and Non-GAAP Measures • Definitions of certain financial and operating measures and other terms used in this document and, where applicable, reconciliation or other information required by Sec r egulation G are contained in the section titled “Frequently Used t erms” on pages 47 through 50 of this document and under the caption “Frequently Used t erms” in the “investors” section of our website at exxonmobil. com. t hese terms and measures may not be comparable to similarly titled measures used by other companies.2020 FINANCIAL AND OPERATING DATA c Ontent S Fin Anci AL HiGHLiGHtS .......................................................................................................................... 1 Pr Ove D OiL An D GAS re Serve S ...................................................................................................... 23 KeY Fin Anci AL r Ati OS ............................................................................................................................ 2 2020 reS erveS c HAn GeS BY re GiOn ............................................................................................. 25 DiviD enD A nD SHA re HOLDer ret Urn inFO rm Ati On .......................................................... 3 Pr Ove D OiL An D GAS re Serve S cHA n GeS – BY t YPe ........................................................... 26 Aver AGe c APit AL emPLOYeD BY BUSine SS.................................................................................. 4 tHr OUGHPUt , c APAcit Y, AnD UtiL iZAti On .............................................................................. 27 ret Urn O n A ver AGe c APit AL emPLOYeD BY BUSine SS ........................................................ 5 r eFinin G c APAcit Y At Y eAr-en D 2020 ......................................................................................... 28 c APit AL AnD e XPLOr Ati On eXPenD it Ure S ................................................................................ 6 Petr OLeUm Pr ODUct SAL eS BY GeOGr APHic A re A ............................................................ 29 t Ot AL c APit AL An D eXPLOr Ati On eXPen Dit Ure S BY GeOGr APHY ................................ 7 ret AiL Site S ............................................................................................................................................... 31 DiStriBUti On OF c APit AL AnD e XPLOr Ati On eXPenD it Ure S ........................................... 8 LAr Ge/inte Gr Ate D cHemic AL c OmPLeX Pr ODUcti On c APAcit Y FUncti On AL eArnin GS ......................................................................................................................... 9 At Y eAr -en D 2020 .......................................................................................................................... 32 net inve Stment in Pr OPert Y, PLAnt AnD e QUiPment At YeAr enD ........................ 10 OtHer cHemic AL mAn UFAct Urin G LOc Ati On S At YeAr -enD 2020 ............................. 33 DePreci Ati On An D DePLeti On eXPen SeS ................................................................................. 11 c Hemic AL v OLUmeS ............................................................................................................................. 34 OPer Atin G c OSt S ................................................................................................................................... 12 2020 eXPLOr Ati On OPPO rt Unit Y c APt Ure S ........................................................................... 35 SUmmAr Y St Atement OF inc Ome ................................................................................................. 13 UPStre Am POrtFOL iO – n OrtH Americ A................................................................................. 36 SUmmAr Y BALAnce SH eet A t Y eAr en D .................................................................................... 14 UPStre Am POrtFOL iO – SOUtH Americ A ................................................................................ 38 SUmmAr Y St Atement OF c ASH FLOWS ...................................................................................... 15 UPStre Am POrtFOL iO – eUr OPe ................................................................................................... 39 OiL AnD GAS e XPLOr Ati On AnD P r ODUcti On eArnin GS ................................................ 16 UPStre Am POrt FOLiO – AFric A .................................................................................................... 40 c OSt S inc Urre D in Pr OPert Y Ac QUiSiti On S, eXPLOr Ati On , UPStre Am POrtFOL iO – ASiA/miDDLe e ASt ............................................................................. 42 AnD D eve LOPment Activitie S .............................................................................................. 18 UPStre Am POrtFOL iO – AUStr ALiA/Oce Ani A ....................................................................... 43 net c APit ALiZeD c OSt S At Y eAr en D .......................................................................................... 19 KeY Pr OJectS: D OWnS tre Am ........................................................................................................ 44 net LiQUiDS Pr ODUcti On ................................................................................................................. 20 KeY Pr OJectS: cH emic AL ................................................................................................................... 45 net n At Ur AL GAS Pr ODUcti On A v AiLABLe FOr SAL e........................................................ 21 KeY Pr OJectS: UPS tre Am ................................................................................................................ 46 nA tU r AL GAS SALeS .............................................................................................................................. 22 Fre QUentLY US eD term S ................................................................................................................... 47 Cautionary Statement • Statements that reference future events or conditions in this document are forward-looking statements. Actual future results, including financial and operating performance; resource recoveries; project plans, timing, costs, and capacities; future debt levels and distributions; and the outcome of litigation and other contingencies, could differ materially due to a number of factors. t hese include global or regional changes in the supply and demand for oil, natural gas, petrochemicals, and feedstocks and other market conditions that impact prices and differentials; actions of competitors and commercial counterparties; reservoir performance; the outcome of exploration projects and timely completion of development and construction projects; changes in law, taxes, or regulation including environmental regulations, and timely granting of government permits; war, trade agreements and patterns, political or security disturbances; opportunities for and regulatory approval of potential investments or divestments; unforeseen technical or operating difficulties; the development and competitiveness of alternative energy and emission reduction technologies; the results of research programs; general economic conditions including the occurrence and duration of economic recessions; and other factors discussed under item 1a. r isk Factors in exxonmobil’s 2020 Form 10-K and under the heading “Factors Affecting Future r esults” on the investors page of our website at exxonmobil.com. Frequently Used Terms and Non-GAAP Measures • Definitions of certain financial and operating measures and other terms used in this document and, where applicable, reconciliation or other information required by Sec r egulation G are contained in the section titled “Frequently Used t erms” on pages 47 through 50 of this document and under the caption “Frequently Used t erms” in the “investors” section of our website at exxonmobil. com. t hese terms and measures may not be comparable to similarly titled measures used by other companies.

EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA

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FINANCIAL HIGHLIGHTS

(millions of dollars, unless noted)	**2020**	2019	2018
Net income (loss) attributable to ExxonMobil	**(22,440)**	14,340	20,840
Cash flow from operations and asset sales[1]	**15,667**	33,408	40,137
Capital and exploration expenditures[1]	**21,374**	31,148	25,923
Research and development costs	**1,016**	1,214	1,116
Total debt at year end	**67,640**	46,920	37,796
Average capital employed[1]	**234,031**	236,603	232,374
Market valuation at year end	**174,505**	295,431	288,892
Regular employees at year end *(thousands)*	**72.0**	74.9	71.0

[1] See Frequently Used Terms attached at the end of this document.

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EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA
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KEY FINANCIAL RATIOS

	2020	2019	2018
Return on average capital employed[1] *(percent)*	**(9.3)**	6.5	9.2
Earnings (Loss) to average ExxonMobil share of equity *(percent)*	**(12.9)**	7.5	11.0
Debt to capital[2] *(percent)*	**29.2**	19.1	16.0
Net debt to capital[3] *(percent)*	**27.8**	18.1	14.9
Ratio of current assets to current liabilities *(times)*	**0.80**	0.78	0.84

[1] See Frequently Used Terms attached at the end of this document.
[2] Debt includes short-term and long-term debt. Capital includes short-term and long-term debt and total equity.
[3] Debt net of cash and cash equivalents, excluding restricted cash.

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EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA < RETURN TO TABLE OF CONTENTS

DIVIDEND AND SHAREHOLDER RETURN INFORMATION

	2020	2019	2018
Dividends per common share *(dollars)*	**3.48**	3.43	3.23
Dividends per share growth *(annual percent)*	**1.5**	6.2	5.6
Number of common shares outstanding *(millions)*			
Average	**4,271**	4,270	4,270
Average – assuming dilution	**4,271**	4,270	4,270
Year end	**4,233**	4,234	4,237
Total shareholder return[1] *(annual percent)*	**(36.0)**	7.2	(15.1)
Common stock acquired *(millions of dollars)*	**405**	594	626
Market quotations for common stock *(dollars)*			
High	**71.37**	83.49	89.30
Low	**30.11**	66.31	64.65
Average daily close	**44.52**	73.73	79.96
Year-end close	**41.22**	69.78	68.19

[1] See Frequently Used Terms attached at the end of this document.

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EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA
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AVERAGE CAPITAL EMPLOYED[1,2] BY BUSINESS

(millions of dollars)	2020	2019	2018
Upstream			
United States	**65,780**	72,152	69,981
Non-U.S.	**107,506**	107,271	107,893
Total	**173,286**	179,423	177,874
Downstream			
United States	**11,472**	9,515	8,725
Non-U.S.	**18,682**	18,518	17,015
Total	**30,154**	28,033	25,740
Chemical			
United States	**14,436**	13,196	12,171
Non-U.S.	**17,600**	18,113	18,249
Total	**32,036**	31,309	30,420
Corporate and Financing	**(1,445)**	(2,162)	(1,660)
Corporate total	**234,031**	236,603	232,374
Average capital employed applicable to equity companies included above	**42,232**	40,322	38,150

[1] Average capital employed is the average of beginning-of-year and end-of-year business segment capital employed, including ExxonMobil's share of amounts applicable to equity companies.
[2] See Frequently Used Terms attached at the end of this document.

4

e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 1 RETURN ON AVERAGE CAPITAL EMPLOYED BY BUSINESS (percent) 2020 2019 2018 Upstream United States (29.5) 0.7 2.5 Non-U.S. (0.6) 13.0 11.4 Total (11.6) 8.0 7.9 Downstream United States (7.4) 18.0 33.9 Non-U.S. (1.2) 3.3 17.9 Total (3.6) 8.3 23.3 Chemical United States 8.8 1.6 13.5 Non-U.S. 3.9 2.1 9.4 Total 6.1 1.9 11.0 Corporate and Financing N.A. N.A. N.A. Corporate total (9.3) 6.5 9.2 1 See Frequently Used Terms attached at the end of this document. 5e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 1 RETURN ON AVERAGE CAPITAL EMPLOYED BY BUSINESS (percent) 2020 2019 2018 Upstream United States (29.5) 0.7 2.5 Non-U.S. (0.6) 13.0 11.4 Total (11.6) 8.0 7.9 Downstream United States (7.4) 18.0 33.9 Non-U.S. (1.2) 3.3 17.9 Total (3.6) 8.3 23.3 Chemical United States 8.8 1.6 13.5 Non-U.S. 3.9 2.1 9.4 Total 6.1 1.9 11.0 Corporate and Financing N.A. N.A. N.A. Corporate total (9.3) 6.5 9.2 1 See Frequently Used Terms attached at the end of this document. 5

EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA
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CAPITAL AND EXPLORATION EXPENDITURES[1]

(millions of dollars)	**2020**	2019	2018
Upstream			
United States	**6,817**	11,653	7,670
Non-U.S.	**7,614**	11,832	12,524
Total Upstream	**14,431**	23,485	20,194
Downstream			
United States	**2,344**	2,353	1,186
Non-U.S.	**1,877**	2,018	2,243
Total Downstream	**4,221**	4,371	3,429
Chemical			
United States	**2,002**	2,547	1,747
Non-U.S.	**714**	718	488
Total Chemical	**2,716**	3,265	2,235
Other			
United States	**6**	27	65
Non-U.S.	**–**	–	–
Total other	**6**	27	65
Total capital and exploration expenditures	**21,374**	31,148	25,923

[1] See Frequently Used Terms attached at the end of this document.

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e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 1 TOTAL CAPITAL AND EXPLORATION EXPENDITURES BY GEOGRAPHY (millions of dollars) 2020 2019 2018 United States 11,169 16,580 10,668 Canada/Other Americas 3,007 4,666 5,390 Europe 1,071 1,315 2,269 Africa 1,300 2,237 1,662 Asia 4,262 5,585 5,184 Australia/Oceania 565 765 750 Total worldwide 21,374 31,148 25,923 1 See Frequently Used Terms attached at the end of this document. 7e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 1 TOTAL CAPITAL AND EXPLORATION EXPENDITURES BY GEOGRAPHY (millions of dollars) 2020 2019 2018 United States 11,169 16,580 10,668 Canada/Other Americas 3,007 4,666 5,390 Europe 1,071 1,315 2,269 Africa 1,300 2,237 1,662 Asia 4,262 5,585 5,184 Australia/Oceania 565 765 750 Total worldwide 21,374 31,148 25,923 1 See Frequently Used Terms attached at the end of this document. 7

EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA < RETURN TO TABLE OF CONTENTS

DISTRIBUTION OF CAPITAL AND EXPLORATION EXPENDITURES[1]

(millions of dollars)	2020	2019	2018
Consolidated companies' expenditures			
Capital expenditures	**16,329**	23,980	20,434
Exploration costs charged to expense			
United States	**51**	119	236
Non-U.S.	**1,233**	1,150	1,230
Depreciation on support equipment[2]	**1**	–	–
Total exploration expenses	**1,285**	1,269	1,466
Total consolidated companies' capital and exploration expenditures (excluding depreciation on support equipment)	**17,613**	25,249	21,900
ExxonMobil's share of non-consolidated companies' expenditures			
Capital expenditures	**3,759**	5,894	4,013
Exploration costs charged to expense[3]	**2**	5	10
Total non-consolidated companies' capital and exploration expenditures	**3,761**	5,899	4,023
Total capital and exploration expenditures	**21,374**	31,148	25,923

[1] See Frequently Used Terms attached at the end of this document.
[2] Not included as part of total capital and exploration expenditures, but included as part of Exploration expenses, including dry holes, in the Summary statement of income, page 13.
[3] Excludes equity company depreciation on support equipment.

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EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA

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FUNCTIONAL EARNINGS[1]

(millions of dollars)

Earnings (Loss) (U.S. GAAP)	2020 quarters First	Second	Third	Fourth	2020	2019	2018
Upstream							
United States	(704)	(1,197)	(681)	(16,803)	**(19,385)**	536	1,739
Non-U.S.	1,240	(454)	298	(1,729)	**(645)**	13,906	12,340
Total	536	(1,651)	(383)	(18,532)	**(20,030)**	14,442	14,079
Downstream							
United States	(101)	(101)	(136)	(514)	**(852)**	1,717	2,962
Non-U.S.	(510)	1,077	(95)	(697)	**(225)**	606	3,048
Total	(611)	976	(231)	(1,211)	**(1,077)**	2,323	6,010
Chemical							
United States	288	171	357	461	**1,277**	206	1,642
Non-U.S.	(144)	296	304	230	**686**	386	1,709
Total	144	467	661	691	**1,963**	592	3,351
Corporate and Financing	(679)	(872)	(727)	(1,018)	**(3,296)**	(3,017)	(2,600)
Net income (loss) attributable to ExxonMobil (U.S. GAAP)	(610)	(1,080)	(680)	(20,070)	**(22,440)**	14,340	20,840

[1] Net income (loss) attributable to ExxonMobil (U.S. GAAP) corresponds to the Summary statement of income on page 13. Unless indicated, references to earnings (loss) and Upstream, Downstream, Chemical, and Corporate and Financing segment earnings (loss) are ExxonMobil's share after excluding amounts attributable to noncontrolling interests.

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e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S NET INVESTMENT IN PROPERTY, PLANT AND EQUIPMENT AT YEAR END (millions of dollars) 2020 2019 2018 Upstream United States 63,350 86,123 82,341 Non-U.S. 104,122 110,644 112,321 Total 167,472 196,767 194,662 Downstream United States 14,239 11,716 9,770 Non-U.S. 13,477 12,790 11,678 Total 27,716 24,506 21,448 Chemical United States 11,250 10,610 9,832 Non-U.S. 10,674 10,650 10,719 Total 21,924 21,260 20,551 Other 10,441 10,485 10,440 Total net investment 227,553 253,018 247,101 10e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S NET INVESTMENT IN PROPERTY, PLANT AND EQUIPMENT AT YEAR END (millions of dollars) 2020 2019 2018 Upstream United States 63,350 86,123 82,341 Non-U.S. 104,122 110,644 112,321 Total 167,472 196,767 194,662 Downstream United States 14,239 11,716 9,770 Non-U.S. 13,477 12,790 11,678 Total 27,716 24,506 21,448 Chemical United States 11,250 10,610 9,832 Non-U.S. 10,674 10,650 10,719 Total 21,924 21,260 20,551 Other 10,441 10,485 10,440 Total net investment 227,553 253,018 247,101 10

e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S DEPRECIATION AND DEPLETION EXPENSES (millions of dollars) 2020 2019 2018 Upstream United States 28,627 6,162 6,024 Non-U.S. 12,723 9,305 9,257 Total 41,350 15,467 15,281 Downstream United States 716 674 684 Non-U.S. 1,672 832 890 Total 2,388 1,506 1,574 Chemical United States 685 555 405 Non-U.S. 694 621 606 Total 1,379 1,176 1,011 Other 892 849 879 Total depreciation and depletion expenses 46,009 18,998 18,745 11e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S DEPRECIATION AND DEPLETION EXPENSES (millions of dollars) 2020 2019 2018 Upstream United States 28,627 6,162 6,024 Non-U.S. 12,723 9,305 9,257 Total 41,350 15,467 15,281 Downstream United States 716 674 684 Non-U.S. 1,672 832 890 Total 2,388 1,506 1,574 Chemical United States 685 555 405 Non-U.S. 694 621 606 Total 1,379 1,176 1,011 Other 892 849 879 Total depreciation and depletion expenses 46,009 18,998 18,745 11

EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA

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OPERATING COSTS[1]

(millions of dollars)	**2020**	2019	2018
Production and manufacturing expenses	**30,431**	36,826	36,682
Selling, general and administrative expenses	**10,168**	11,398	11,480
Depreciation and depletion (includes impairments)	**46,009**	18,998	18,745
Exploration expenses, including dry holes	**1,285**	1,269	1,466
Non-service pension and postretirement benefit expense	**1,205**	1,235	1,285
Subtotal	**89,098**	69,726	69,658
ExxonMobil's share of equity company expenses	**8,292**	9,088	9,569
Total operating costs	**97,390**	78,814	79,227

[1] See Frequently Used Terms attached at the end of this document.

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EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA
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SUMMARY STATEMENT OF INCOME

(millions of dollars)	**2020**	2019	2018
Revenues and other income			
Sales and other operating revenue	**178,574**	255,583	279,332
Income from equity affiliates	**1,732**	5,441	7,355
Other income	**1,196**	3,914	3,525
Total revenues and other income	**181,502**	264,938	290,212
Costs and other deductions			
Crude oil and product purchases	**94,007**	143,801	156,172
Production and manufacturing expenses	**30,431**	36,826	36,682
Selling, general and administrative expenses	**10,168**	11,398	11,480
Depreciation and depletion (includes impairments)	**46,009**	18,998	18,745
Exploration expenses, including dry holes	**1,285**	1,269	1,466
Non-service pension and postretirement benefit expense	**1,205**	1,235	1,285
Interest expense	**1,158**	830	766
Other taxes and duties	**26,122**	30,525	32,663
Total costs and other deductions	**210,385**	244,882	259,259
Income (Loss) before income taxes	**(28,883)**	20,056	30,953
Income tax expense (benefit)	**(5,632)**	5,282	9,532
Net income (loss) including noncontrolling interests	**(23,251)**	14,774	21,421
Net income (loss) attributable to noncontrolling interests	**(811)**	434	581
Net income (loss) attributable to ExxonMobil	**(22,440)**	14,340	20,840
Earnings (Loss) per common share *(dollars)*	**(5.25)**	3.36	4.88
Earnings (Loss) per common share – assuming dilution *(dollars)*	**(5.25)**	3.36	4.88

The information in the Summary statement of income (for 2018 to 2020), the Summary balance sheet (for 2019 and 2020), and the Summary statement of cash flows (for 2018 to 2020), shown on pages 13 through 15, corresponds to the information in the Consolidated statement of income, the Consolidated balance sheet, and the Consolidated statement of cash flows in the financial statements of ExxonMobil's 2020 Form 10-K. See also Management's discussion and analysis of financial condition and results of operations and other information in the Financial section of the 2020 Form 10-K.

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EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA

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SUMMARY BALANCE SHEET AT YEAR END

(millions of dollars)	2020	2019	2018
Assets			
Current assets			
Cash and cash equivalents	**4,364**	3,089	3,042
Notes and accounts receivable – net	**20,581**	26,966	24,701
Inventories			
Crude oil, products and merchandise	**14,169**	14,010	14,803
Materials and supplies	**4,681**	4,518	4,155
Other current assets	**1,098**	1,469	1,272
Total current assets	**44,893**	50,052	47,973
Investments, advances and long-term receivables	**43,515**	43,164	40,790
Property, plant and equipment, at cost, less accumulated depreciation and depletion	**227,553**	253,018	247,101
Other assets, including intangibles – net	**16,789**	16,363	10,332
Total assets	**332,750**	362,597	346,196
Liabilities			
Current liabilities			
Notes and loans payable	**20,458**	20,578	17,258
Accounts payable and accrued liabilities	**35,221**	41,831	37,268
Income taxes payable	**684**	1,580	2,612
Total current liabilities	**56,363**	63,989	57,138
Long-term debt	**47,182**	26,342	20,538
Postretirement benefits reserves	**22,415**	22,304	20,272
Deferred income tax liabilities	**18,165**	25,620	27,244
Long-term obligations to equity companies	**3,253**	3,988	4,382
Other long-term obligations	**21,242**	21,416	18,094
Total liabilities	**168,620**	163,659	147,668
Commitments and contingencies[1]			
Equity			
Common stock without par value	**15,688**	15,637	15,258
Earnings reinvested	**383,943**	421,341	421,653
Accumulated other comprehensive income	**(16,705)**	(19,493)	(19,564)
Common stock held in treasury	**(225,776)**	(225,835)	(225,553)
ExxonMobil share of equity	**157,150**	191,650	191,794
Noncontrolling interests	**6,980**	7,288	6,734
Total equity	**164,130**	198,938	198,528
Total liabilities and equity	**332,750**	362,597	346,196

[1] For more information, please refer to Note 16 in the Financial section of ExxonMobil's 2020 Form 10-K.

The information in the Summary statement of income (for 2018 to 2020), the Summary balance sheet (for 2019 and 2020), and the Summary statement of cash flows (for 2018 to 2020), shown on pages 13 through 15, corresponds to the information in the Consolidated statement of income, the Consolidated balance sheet, and the Consolidated statement of cash flows in the financial statements of ExxonMobil's 2020 Form 10-K. See also Management's discussion and analysis of financial condition and results of operations and other information in the Financial section of the 2020 Form 10-K.

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EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA
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SUMMARY STATEMENT OF CASH FLOWS

(millions of dollars)	2020	2019	2018
Cash flows from operating activities			
Net income (loss) including noncontrolling interests	(23,251)	14,774	21,421
Adjustments for noncash transactions			
Depreciation and depletion (includes impairments)	46,009	18,998	18,745
Deferred income tax charges/(credits)	(8,856)	(944)	(60)
Postretirement benefits expense in excess of/(less than) net payments	498	109	1,070
Other long-term obligation provisions in excess of/(less than) payments	(1,269)	(3,038)	(68)
Dividends received greater than/(less than) equity in current earnings of equity companies	979	(936)	(1,684)
Changes in operational working capital, excluding cash and debt			
Reduction/(increase) – Notes and accounts receivable	5,384	(2,640)	(545)
– Inventories	(315)	72	(3,107)
– Other current assets	420	(234)	(25)
Increase/(reduction) – Accounts and other payables	(7,142)	3,725	2,321
Net (gain)/loss on asset sales	4	(1,710)	(1,993)
All other items – net	2,207	1,540	(61)
Net cash provided by operating activities	14,668	29,716	36,014
Cash flows from investing activities			
Additions to property, plant and equipment	(17,282)	(24,361)	(19,574)
Proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments	999	3,692	4,123
Additional investments and advances	(4,857)	(3,905)	(1,981)
Other investing activities including collection of advances	2,681	1,490	986
Net cash used in investing activities	(18,459)	(23,084)	(16,446)
Cash flows from financing activities			
Additions to long-term debt	23,186	7,052	46
Reductions in long-term debt	(8)	(1)	–
Reductions in short-term debt	(1,703)	(4,043)	(4,752)
Additions/(reductions) in commercial paper, and debt with three months or less maturity	(1,334)	5,654	(219)
Contingent consideration payments	(21)	–	–
Cash dividends to ExxonMobil shareholders	(14,865)	(14,652)	(13,798)
Cash dividends to noncontrolling interests	(188)	(192)	(243)
Changes in noncontrolling interests	623	158	146
Common stock acquired	(405)	(594)	(626)
Net cash provided by (used in) financing activities	5,285	(6,618)	(19,446)
Effects of exchange rate changes on cash	(219)	33	(257)
Increase/(decrease) in cash and cash equivalents	1,275	47	(135)
Cash and cash equivalents at beginning of year	3,089	3,042	3,177
Cash and cash equivalents at end of year	4,364	3,089	3,042

The information in the Summary statement of income (for 2018 to 2020), the Summary balance sheet (for 2019 and 2020), and the Summary statement of cash flows (for 2018 to 2020), shown on pages 13 through 15, corresponds to the information in the Consolidated statement of income, the Consolidated balance sheet, and the Consolidated statement of cash flows in the financial statements of ExxonMobil's 2020 Form 10-K. See also Management's discussion and analysis of financial condition and results of operations and other information in the Financial section of the 2020 Form 10-K.

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EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA
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OIL AND GAS EXPLORATION AND PRODUCTION EARNINGS

The revenue, cost, and earnings (loss) data are shown both on a total dollar and a unit basis, and are inclusive of non-consolidated and Canadian oil sands operations.

	Total revenues and costs, including non-consolidated interests and oil sands							Revenues and costs per unit of sales or production[1]			
	United States	Canada/ Other Americas	Europe	Africa	Asia	Australia/ Oceania	**Total**	United States	Canada/ Other Americas	Outside Americas	**Worldwide**
2020	(millions of dollars)							(dollars per unit of sales)			
Revenue											
Liquids	7,631	4,814	429	4,861	10,089	554	**28,378**	30.48	24.46	38.10	**32.79**
Natural gas	963	158	994	4	3,476	1,938	**7,533**	0.98	1.56	3.18	**2.43**
								(dollars per barrel of net oil-equivalent production)			
Total revenue	8,594	4,972	1,423	4,865	13,565	2,492	**35,911**	20.72	23.29	29.86	**26.09**
Less costs:											
Production costs, excluding taxes	4,422	3,928	1,460	1,917	1,892	483	**14,102**	10.66	18.40	7.69	**10.24**
Depreciation and depletion (includes impairments)	28,049	5,118	1,052	2,788	2,714	733	**40,454**	67.63	23.97	9.74	**29.39**
Exploration expenses	51	573	35	371	112	145	**1,287**	0.12	2.68	0.89	**0.93**
Taxes other than income	649	106	54	390	2,966	152	**4,317**	1.57	0.50	4.75	**3.15**
Related income tax	(5,650)	(944)	(589)	(259)	3,256	241	**(3,945)**	(13.62)	(4.42)	3.54	**(2.87)**
Results of producing activities	(18,927)	(3,809)	(589)	(342)	2,625	738	**(20,304)**	(45.64)	(17.84)	3.25	**(14.75)**
Other earnings (loss)[2]	(458)	574	203	(64)	12	7	**274**	(1.10)	2.69	0.21	**0.20**
Total earnings (loss)	(19,385)	(3,235)	(386)	(406)	2,637	745	**(20,030)**	(46.74)	(15.15)	3.46	**(14.55)**
								Unit earnings (loss) excluding NCI volumes[3]			**(15.07)**
2019	(millions of dollars)							(dollars per unit of sales)			
Revenue											
Liquids	11,245	7,296	2,226	8,690	16,246	748	**46,451**	47.67	43.08	60.29	**53.51**
Natural gas	1,563	135	2,514	4	5,853	3,012	**13,081**	1.54	1.44	4.90	**3.82**
								(dollars per barrel of net oil-equivalent production)			
Total revenue	12,808	7,431	4,740	8,694	22,099	3,760	**59,532**	31.65	39.85	46.16	**41.27**
Less costs:											
Production costs, excluding taxes	5,292	4,366	1,766	2,393	2,152	637	**16,606**	13.08	23.41	8.16	**11.51**
Depreciation and depletion	6,295	1,975	832	3,019	2,792	703	**15,616**	15.56	10.59	8.63	**10.83**
Exploration expenses	121	498	122	234	119	180	**1,274**	0.30	2.67	0.77	**0.88**
Taxes other than income	1,031	122	188	682	4,816	250	**7,089**	2.54	0.66	6.97	**4.92**
Related income tax	(29)	(423)	160	1,187	6,513	599	**8,007**	(0.07)	(2.27)	9.94	**5.55**
Results of producing activities	98	893	1,672	1,179	5,707	1,391	**10,940**	0.24	4.79	11.69	**7.58**
Other earnings[2]	439	(270)	3,083	(46)	296	1	**3,503**	1.09	(1.45)	3.91	**2.43**
Total earnings, excluding power and coal	537	623	4,755	1,133	6,003	1,392	**14,443**	1.33	3.34	15.60	**10.01**
Power and coal	(1)	–	–	–	–	–	**(1)**				
Total earnings	536	623	4,755	1,133	6,003	1,392	**14,442**	1.32	3.34	15.60	**10.01**
								Unit earnings excluding NCI volumes[3]			**10.33**

[1] The per-unit data are divided into two sections: (a) revenue per unit of sales from ExxonMobil's own production; and (b) operating costs and earnings per unit of net oil-equivalent production. Units for crude oil and natural gas liquids are barrels, while units for natural gas are thousands of cubic feet. The volumes of crude oil and natural gas liquids production and net natural gas production available for sale used in this calculation are shown on pages 20 and 21. The volumes of natural gas were converted to oil-equivalent barrels based on a conversion factor of 6,000 cubic feet per barrel.

[2] Includes earnings related to transportation operations, LNG liquefaction and transportation operations, sale of third-party purchases, technical services agreements, other nonoperating activities, and adjustments for noncontrolling interests.

[3] Calculation based on total earnings (net income (loss) attributable to ExxonMobil) divided by net oil-equivalent production less noncontrolling interest (NCI) volumes.

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Oil and gas exploration and production earnings, continued

	Total revenues and costs, including non-consolidated interests and oil sands							Revenues and costs per unit of sales or production[1]			
	United States	Canada/ Other Americas	Europe	Africa	Asia	Australia/ Oceania	**Total**	United States	Canada/ Other Americas	Outside Americas	**Worldwide**
2018			*(millions of dollars)*						*(dollars per unit of sales)*		
Revenue											
Liquids	11,058	5,985	2,993	9,971	16,753	1,039	**47,799**	55.03	37.28	66.24	**57.88**
Natural gas	2,013	139	3,688	9	7,102	3,090	**16,041**	2.14	1.68	5.76	**4.67**
								(dollars per barrel of net oil-equivalent production)			
Total revenue	13,071	6,124	6,681	9,980	23,855	4,129	**63,840**	36.52	35.37	51.43	**45.63**
Less costs:											
Production costs, excluding taxes	4,450	4,211	2,093	2,459	1,910	680	**15,803**	12.43	24.32	8.23	**11.29**
Depreciation and depletion	6,023	1,803	837	2,788	2,550	809	**14,810**	16.83	10.41	8.04	**10.58**
Exploration expenses	238	434	144	318	214	128	**1,476**	0.67	2.51	0.93	**1.05**
Taxes other than income	986	133	189	799	5,259	335	**7,701**	2.75	0.77	7.58	**5.52**
Related income tax	250	(121)	2,205	1,765	6,734	622	**11,455**	0.70	(0.70)	13.05	**8.19**
Results of producing activities	1,124	(336)	1,213	1,851	7,188	1,555	**12,595**	3.14	(1.94)	13.60	**9.00**
Other earnings[2]	616	141	384	(44)	(64)	453	**1,486**	1.72	0.81	0.84	**1.06**
Total earnings, excluding power and coal	1,740	(195)	1,597	1,807	7,124	2,008	**14,081**	4.86	(1.13)	14.44	**10.06**
Power and coal	(1)	–	–	–	(1)	–	**(2)**				
Total earnings	1,739	(195)	1,597	1,807	7,123	2,008	**14,079**	4.86	(1.13)	14.44	**10.06**
								Unit earnings excluding NCI volumes[3]			**10.37**

See footnotes on page 16.

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EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA
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COSTS INCURRED IN PROPERTY ACQUISITIONS, EXPLORATION, AND DEVELOPMENT ACTIVITIES[1]

(millions of dollars)	United States	Canada/ Other Americas	Europe	Africa	Asia	Australia/ Oceania	Total worldwide
During 2020							
Property acquisition costs	81	33	–	391	7	–	512
Exploration costs	60	702	42	232	110	83	1,229
Development costs	5,810	2,059	336	(168)	2,758	730	11,525
Total costs	5,951	2,794	378	455	2,875	813	13,266
During 2019							
Property acquisition costs	238	105	1	20	26	–	390
Exploration costs	135	1,107	160	252	111	194	1,959
Development costs	10,516	2,946	824	1,135	3,902	484	19,807
Total costs	10,889	4,158	985	1,407	4,039	678	22,156
During 2018							
Property acquisition costs	266	2,112	–	1	321	–	2,700
Exploration costs	236	1,113	151	342	222	174	2,238
Development costs	7,882	1,734	136	857	3,556	256	14,421
Total costs	8,384	4,959	287	1,200	4,099	430	19,359

[1] Includes non-consolidated interests and Canadian oil sands operations.

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e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 1 NET CAPITALIZED COSTS AT YEAR END United Canada / Australia / Total (millions of dollars) States Other Americas Europe Africa Asia Oceania worldwide 2020 65,473 40,010 3,135 16,650 38,066 12,105 175,439 2019 88,783 42,416 3,696 19,634 38,067 11,603 204,199 2018 85,163 39,107 5,338 21,518 36,995 11,952 200,073 1 Includes non-consolidated interests and Canadian oil sands operations. 19e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 1 NET CAPITALIZED COSTS AT YEAR END United Canada / Australia / Total (millions of dollars) States Other Americas Europe Africa Asia Oceania worldwide 2020 65,473 40,010 3,135 16,650 38,066 12,105 175,439 2019 88,783 42,416 3,696 19,634 38,067 11,603 204,199 2018 85,163 39,107 5,338 21,518 36,995 11,952 200,073 1 Includes non-consolidated interests and Canadian oil sands operations. 19

EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA

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NET LIQUIDS PRODUCTION[1, 2]

(thousands of barrels per day)	2020	2019	2018
United States			
Alaska	**90**	86	90
Lower 48	**595**	560	461
Total United States	**685**	646	551
Canada/Other Americas	**536**	467	438
Total Americas	**1,221**	1,113	989
Europe			
United Kingdom	**24**	23	29
Norway	**–**	79	96
Other	**6**	6	7
Total Europe	**30**	108	132
Africa			
Nigeria	**150**	191	221
Angola	**119**	135	125
Equatorial Guinea	**31**	35	27
Other	**12**	11	14
Total Africa	**312**	372	387
Asia			
Malaysia	**26**	27	25
Middle East	**390**	379	372
Russia/Caspian	**290**	303	282
Other	**36**	39	32
Total Asia	**742**	748	711
Australia/Oceania	**44**	45	47
Total worldwide	**2,349**	2,386	2,266
Gas plant liquids included above			
United States	**155**	133	102
Non-U.S.	**121**	136	146
Total worldwide	**276**	269	248
Oil sands and non-consolidated volumes included above			
United States	**50**	54	55
Canada/Other Americas – bitumen	**342**	311	310
Canada/Other Americas – synthetic oil	**68**	65	60
Europe	**3**	3	4
Asia	**270**	294	288
Total worldwide	**733**	727	717

[1] Includes non-consolidated interests and Canadian oil sands operations.

[2] Net liquids production quantities are the volumes of crude oil and natural gas liquids withdrawn from ExxonMobil's oil and gas reserves, excluding royalties and quantities due to others when produced, and are based on the volumes delivered from the lease or at the point measured for royalty and/or severance tax purposes. Volumes include 100 percent of the production of majority-owned affiliates, including liquids production from oil sands operations in Canada and ExxonMobil's ownership of the production by companies owned 50 percent or less.

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EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA

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NET NATURAL GAS PRODUCTION AVAILABLE FOR SALE[1,2]

(millions of cubic feet per day)	2020	2019	2018
United States	**2,691**	2,778	2,574
Canada/Other Americas	**277**	258	227
Total Americas	**2,968**	3,036	2,801
Europe			
Netherlands	**370**	683	771
United Kingdom	**205**	202	254
Norway	**-**	314	374
Germany	**214**	258	254
Total Europe	**789**	1,457	1,653
Africa	**9**	7	13
Asia			
Malaysia	**201**	229	238
Middle East	**2,987**	3,032	3,072
Russia/Caspian	**284**	301	290
Other	**14**	13	13
Total Asia	**3,486**	3,575	3,613
Australia/Oceania	**1,219**	1,319	1,325
Total worldwide	**8,471**	9,394	9,405

Non-consolidated natural gas volumes included above			
United States	**23**	22	24
Europe	**342**	649	728
Asia	**2,614**	2,724	2,775
Total worldwide	**2,979**	3,395	3,527

[1] Includes non-consolidated operations.
[2] Net natural gas available for sale quantities are the volumes withdrawn from ExxonMobil's natural gas reserves, excluding royalties and volumes due to others when produced and excluding gas purchased from others, gas consumed in producing operations, field processing plant losses, volumes used for gas lift, gas injection and cycling operations, quantities flared, and volume shrinkage due to the removal of condensate or natural gas liquids fractions.

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e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 1 NATURAL GAS SALES (millions of cubic feet per day) 2020 2019 2018 United States 4,120 3,893 3,408 Canada/Other Americas 138 188 184 Europe 2,546 3,213 3,028 Africa 9 7 13 Asia 3,191 3,204 3,181 Australia/Oceania 1,158 1,221 1,218 Total worldwide 11,162 11,726 11,032 1 Natural gas sales include 100 percent of the sales of ExxonMobil and majority-owned affiliates and ExxonMobil’s ownership of sa les by companies owned 50 percent or less. Numbers include sales of gas purchased from third parties. 22e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 1 NATURAL GAS SALES (millions of cubic feet per day) 2020 2019 2018 United States 4,120 3,893 3,408 Canada/Other Americas 138 188 184 Europe 2,546 3,213 3,028 Africa 9 7 13 Asia 3,191 3,204 3,181 Australia/Oceania 1,158 1,221 1,218 Total worldwide 11,162 11,726 11,032 1 Natural gas sales include 100 percent of the sales of ExxonMobil and majority-owned affiliates and ExxonMobil’s ownership of sa les by companies owned 50 percent or less. Numbers include sales of gas purchased from third parties. 22

EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA
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PROVED OIL AND GAS RESERVES[1]

	2020	2019	2018
Liquids, including oil sands and non-consolidated reserves *(millions of barrels at year end)*			
Net proved developed and undeveloped reserves			
United States	**2,950**	4,389	4,576
Canada/Other Americas	**1,027**	4,849	5,207
Europe	**38**	66	216
Africa	**393**	493	695
Asia	**4,372**	4,676	4,810
Australia/Oceania	**105**	125	153
Total worldwide	**8,885**	14,598	15,657
Proportional interest in oil sands and non-consolidated reserves included above			
United States	**135**	260	264
Canada/Other Americas – bitumen[2]	**81**	3,858	4,185
Canada/Other Americas – synthetic oil[3]	**444**	415	466
Europe	**9**	14	15
Africa	**6**	6	6
Asia	**1,098**	1,210	1,352
Net proved developed reserves included above			
United States	**1,584**	1,855	1,904
Canada/Other Americas	**680**	4,138	4,499
Europe	**21**	36	138
Africa	**345**	419	578
Asia	**2,945**	3,036	3,204
Australia/Oceania	**67**	90	118
Total worldwide	**5,642**	9,574	10,441
Natural gas, including non-consolidated reserves *(billions of cubic feet at year end)*			
Net proved developed and undeveloped reserves			
United States	**13,541**	19,239	21,628
Canada/Other Americas	**561**	1,466	1,744
Europe	**801**	1,202	2,369
Africa	**1,237**	1,285	1,451
Asia	**15,686**	16,887	17,162
Australia/Oceania	**6,134**	7,001	7,462
Total worldwide	**37,960**	47,080	51,816
Proportional interest in non-consolidated reserves included above			
United States	**102**	213	225
Europe	**360**	581	1,057
Africa	**917**	908	863
Asia	**11,377**	12,454	13,321
Net proved developed reserves included above			
United States	**10,458**	12,025	12,690
Canada/Other Americas	**472**	613	605
Europe	**692**	1,007	2,104
Africa	**318**	377	581
Asia	**12,315**	13,367	15,569
Australia/Oceania	**3,344**	3,765	4,336
Total worldwide	**27,599**	31,154	35,885

See footnotes on page 24.

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Proved oil and gas reserves, continued

	2020	2019	2018
Oil equivalent, including oil sands and non-consolidated reserves *(millions of barrels at year end)*			
Net proved developed and undeveloped reserves			
United States	**5,207**	7,595	8,180
Canada/Other Americas	**1,121**	5,093	5,497
Europe	**171**	267	612
Africa	**599**	707	937
Asia	**6,986**	7,491	7,670
Australia/Oceania	**1,127**	1,292	1,397
Total worldwide	**15,211**	22,445	24,293

[1] See Frequently Used Terms attached at the end of this document.

[2] Proved reserves classified as bitumen are associated with the Cold Lake and Kearl projects in Canada. Proved reserves classified as synthetic oil are associated with the Syncrude project in Canada. Cold Lake uses in-situ methods, and hydrocarbons are produced from wells drilled into the subsurface. Syncrude is an oil sands mining project that includes an upgrader that converts the mined hydrocarbons into a higher-gravity crude oil. Kearl is an oil sands mining project that does not incorporate an upgrader.

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EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA

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2020 RESERVES CHANGES BY REGION[1]

	Crude oil and natural gas liquids							Bitumen[2]	Synthetic oil[2]	
	United States	Canada/ Other Americas	Europe	Africa	Asia	Australia/ Oceania	**Total**	Canada/ Other Americas	Canada/ Other Americas	**Liquids total**
Liquids *(millions of barrels)*										
Revisions	(1,443)	(24)	(17)	14	(32)	(4)	**(1,506)**	(3,653)	(79)	**(5,238)**
Improved recovery	–	–	–	–	–	–	**–**	–	–	**–**
Extensions/discoveries	252	1	–	–	–	–	**253**	1	133	**387**
Purchases	–	–	–	–	–	–	**–**	–	–	**–**
Sales	(1)	(5)	–	–	–	–	**(6)**	–	–	**(6)**
Total additions	(1,192)	(28)	(17)	14	(32)	(4)	**(1,259)**	(3,652)	54	**(4,857)**
Production	247	46	11	114	272	16	**706**	125	25	**856**
Net change	(1,439)	(74)	(28)	(100)	(304)	(20)	**(1,965)**	(3,777)	29	**(5,713)**
Natural gas *(billions of cubic feet)*										
Revisions	(5,003)	(753)	(99)	(14)	139	(405)	**(6,135)**			
Improved recovery	–	–	–	–	–	–	**–**			
Extensions/discoveries	433	1	1	–	–	–	**435**			
Purchases	–	–	–	–	–	–	**–**			
Sales	(35)	(30)	–	–	–	–	**(65)**			
Total additions	(4,605)	(782)	(98)	(14)	139	(405)	**(5,765)**			
Production	1,093	123	303	34	1,340	462	**3,355**			
Net change	(5,698)	(905)	(401)	(48)	(1,201)	(867)	**(9,120)**			

[1] See Frequently Used Terms attached at the end of this document.

[2] Proved reserves classified as bitumen are associated with the Cold Lake and Kearl projects in Canada. Proved reserves classified as synthetic oil are associated with the Syncrude project in Canada. Cold Lake uses in-situ methods, and hydrocarbons are produced from wells drilled into the subsurface. Syncrude is an oil sands mining project that includes an upgrader that converts the mined hydrocarbons into a higher-gravity crude oil. Kearl is an oil sands mining project that does not incorporate an upgrader.

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PROVED OIL AND GAS RESERVES CHANGES – BY TYPE[1]

	2020	2019	2018	Average 2018-2020
Liquids *(millions of barrels)*				
Revisions	(5,238)	(1,177)	3,474	(980)
Improved recovery	–	–	36	12
Extensions/discoveries	387	1,099	959	815
Purchases	–	32	10	14
Sales	(6)	(145)	(26)	(59)
Total additions	(4,857)	(191)	4,453	(198)
Production	856	868	825	850
Natural gas *(billions of cubic feet)*				
Revisions	(6,135)	(2,704)	(3,603)	(4,147)
Improved recovery	–	–	–	–
Extensions/discoveries	435	2,318	4,177	2,310
Purchases	–	85	104	63
Sales	(65)	(742)	(309)	(372)
Total additions	(5,765)	(1,043)	369	(2,146)
Production	3,355	3,693	3,704	3,584
Oil equivalent *(millions of barrels)*				
Revisions	(6,260)	(1,628)	2,873	(1,672)
Improved recovery	–	–	36	12
Extensions/discoveries	459	1,485	1,655	1,200
Purchases	–	47	27	25
Sales	(17)	(269)	(77)	(121)
Total additions	(5,818)	(365)	4,514	(556)
Production	1,416	1,483	1,442	1,447

[1] See Frequently Used Terms attached at the end of this document.

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THROUGHPUT, CAPACITY, AND UTILIZATION[1]

	2020	2019	2018
Refinery throughput[2] *(thousands of barrels per day)*			
United States	**1,549**	1,532	1,588
Canada	**340**	353	392
Europe	**1,173**	1,317	1,422
Asia Pacific	**553**	598	706
Middle East/Other	**158**	181	164
Total worldwide	**3,773**	3,981	4,272
Average refining capacity[3] *(thousands of barrels per day)*			
United States	**1,754**	1,737	1,728
Canada	**426**	423	423
Europe	**1,462**	1,460	1,642
Asia Pacific	**913**	912	912
Middle East/Other	**200**	200	200
Total worldwide	**4,755**	4,732	4,905
Utilization of refining capacity *(percent)*			
United States	**88**	88	92
Canada	**80**	83	93
Europe	**80**	90	87
Asia Pacific	**61**	66	77
Middle East/Other	**79**	91	82
Total worldwide	**79**	84	87

[1] Excludes refining capacity for a minor interest held through equity securities in New Zealand, as well as the Laffan refinery in Qatar, for which results are reported in the Upstream segment.
[2] Refinery throughput includes 100 percent of crude oil and feedstocks sent directly to atmospheric distillation units in operations of ExxonMobil and majority-owned subsidiaries. For companies owned 50 percent or less, throughput includes the greater of either crude and feedstocks processed for ExxonMobil or ExxonMobil's equity interest in raw material inputs.
[3] Refining capacity is the stream-day capability to process inputs to atmospheric distillation units under normal operating conditions, less the impact of shutdowns for regular repair and maintenance activities, averaged over an extended period of time. These annual averages include partial-year impacts for capacity additions or deletions during the year. Any idle capacity that cannot be made operable in a month or less has been excluded. Capacity volumes include 100 percent of the capacity of refinery facilities managed by ExxonMobil or majority-owned subsidiaries. At facilities of companies owned 50 percent or less, the greater of either that portion of capacity normally available to ExxonMobil or ExxonMobil's equity interest is included.

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REFINING CAPACITY AT YEAR-END 2020[1]

(thousands of barrels per day)

			ExxonMobil share[2]	Capacity at 100%					ExxonMobil interest (%)
				Atmospheric distillation	Catalytic cracking	Hydrocracking	Residuum conversion[3]	Lubricants[4]	
United States									
Joliet	Illinois	●	254	254	94	–	55	–	100
Baton Rouge	Louisiana	■ ●	520	520	231	25	117	16	100
Billings	Montana	●	60	60	21	6	9	–	100
Baytown	Texas	■ ●	561	561	209	27	90	28	100
Beaumont	Texas	■ ●	369	369	110	62	44	–	100
Total United States			1,764	1,764	665	120	315	44	
Canada									
Strathcona	Alberta	●	196	196	65	–	–	–	69.6
Nanticoke	Ontario	▲	113	113	49	–	–	–	69.6
Sarnia	Ontario	■ ●	119	119	30	20	31	–	69.6
Total Canada			428	428	144	20	31	–	
Europe									
Antwerp	Belgium	■ ●	307	307	35	–	47	–	100
Fos-sur-Mer	France	● ▲	133	133	30	–	–	–	82.9
Gravenchon	France	■ ●	244	244	43	–	–	13	82.9
Karlsruhe	Germany	● ▲	78	310	86	–	31	–	25
Trecate	Italy	● ▲	132	132	35	–	–	–	75.2
Rotterdam	Netherlands	■ ●	192	192	–	106	41	18	100
Slagen	Norway		116	116	–	–	32	–	100
Fawley	United Kingdom	■ ●	262	262	89	–	37	9	100
Total Europe			1,464	1,696	318	106	188	40	
Asia Pacific									
Altona	Australia	▲	88	88	28	–	–	–	100
Fujian	China	■ ●	67	268	45	47	10	–	25
Jurong/PAC	Singapore	■ ●	592	592	–	34	48	45	100
Sriracha	Thailand	■ ●	167	167	41	–	–	–	66
Total Asia Pacific			914	1,115	114	81	58	45	
Middle East									
Yanbu	Saudi Arabia		200	400	96	–	51	–	50
Total worldwide			4,770	5,403	1,337	327	643	129	

■ Integrated refinery and chemical complex ● Cogeneration capacity ▲ Refineries with some chemical production

[1] Excludes refining capacity for a minor interest held through equity securities in New Zealand, as well as the Laffan refinery in Qatar, for which results are reported in the Upstream segment. Capacity data is based on 100 percent of rated refinery process unit stream-day capacities under normal operating conditions, less the impact of shutdowns for regular repair and maintenance activities, averaged over an extended period of time.
[2] ExxonMobil share reflects 100 percent of atmospheric distillation capacity in operations of ExxonMobil and majority-owned subsidiaries. For companies owned 50 percent or less, ExxonMobil share is the greater of ExxonMobil's interest or that portion of distillation capacity normally available to ExxonMobil.
[3] Includes thermal cracking, visbreaking, coking, and hydrorefining processes.
[4] Lube capacity based on dewaxed oil production.

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PETROLEUM PRODUCT SALES[1] BY GEOGRAPHIC AREA

(thousands of barrels per day)	**2020**	2019	2018
United States			
Motor gasoline, naphthas	**1,201**	1,334	1,294
Heating oils, kerosene, diesel oils	**493**	449	444
Aviation fuels	**89**	144	141
Heavy fuels	**43**	56	70
Lubricants, specialty, and other petroleum products	**328**	309	261
Total United States	**2,154**	2,292	2,210
Canada			
Motor gasoline, naphthas	**215**	249	255
Heating oils, kerosene, diesel oils	**122**	124	142
Aviation fuels	**21**	42	41
Heavy fuels	**19**	20	26
Lubricants, specialty, and other petroleum products	**41**	41	46
Total Canada	**418**	476	510
Europe			
Motor gasoline, naphthas	**292**	348	402
Heating oils, kerosene, diesel oils	**705**	809	802
Aviation fuels	**41**	82	83
Heavy fuels	**91**	81	116
Lubricants, specialty, and other petroleum products	**124**	159	153
Total Europe	**1,253**	1,479	1,556
Asia Pacific			
Motor gasoline, naphthas	**161**	177	173
Heating oils, kerosene, diesel oils	**254**	256	266
Aviation fuels	**46**	101	105
Heavy fuels	**96**	109	168
Lubricants, specialty, and other petroleum products	**106**	95	103
Total Asia Pacific	**663**	738	815

See footnotes on page 30.

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Petroleum product sales by geographic area, continued

(thousands of barrels per day)	**2020**	2019	2018
Latin America			
Motor gasoline, naphthas	**29**	22	15
Heating oils, kerosene, diesel oils	**17**	17	11
Aviation fuels	**–**	–	–
Heavy fuels	**–**	–	–
Lubricants, specialty, and other petroleum products	**10**	10	10
Total Latin America	**56**	49	36
Middle East/Africa			
Motor gasoline, naphthas	**96**	90	78
Heating oils, kerosene, diesel oils	**160**	212	175
Aviation fuels	**16**	37	32
Heavy fuels	**1**	4	15
Lubricants, specialty, and other petroleum products	**78**	75	85
Total Middle East/Africa	**351**	418	385
Worldwide			
Motor gasoline, naphthas	**1,994**	2,220	2,217
Heating oils, kerosene, diesel oils	**1,751**	1,867	1,840
Aviation fuels	**213**	406	402
Heavy fuels	**249**	270	395
Lubricants, specialty, and other petroleum products	**688**	689	658
Total worldwide	**4,895**	5,452	5,512

[1] Petroleum product sales include 100 percent of the sales of ExxonMobil and majority-owned subsidiaries and the ExxonMobil interest in sales by equity companies owned 50 percent or less. Petroleum product sales data reported net of purchases/sales contracts with the same counterparty.

30

e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S RETAIL SITES (number of sites at year end) 2020 2019 2018 Worldwide Owned/leased 991 989 1,002 Distributors/resellers 20,962 20,420 19,804 Total worldwide 21,953 21,409 20,806 31e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S RETAIL SITES (number of sites at year end) 2020 2019 2018 Worldwide Owned/leased 991 989 1,002 Distributors/resellers 20,962 20,420 19,804 Total worldwide 21,953 21,409 20,806 31

e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 1, 2 LARGE/INTEGRATED CHEMICAL COMPLEX PRODUCTION CAPACITY AT YEAR-END 2020 (millions of tonnes per year) Ethylene Polyethylene Polypropylene Paraxylene Additional products North America Baton Rouge, Louisiana 1.1 1.3 0.4 – P B E A F O S Baytown, Texas 3.9 – 0.7 0.6 P B F S Beaumont, Texas 0.9 1.7 – 0.3 P S Mont Belvieu, Texas – 2.3 – – Sarnia, Ontario 0.3 0.5 – – P F O Europe Antwerp, Belgium – 0.4 – – F O Fawley, United Kingdom – – – – B F O Fife, United Kingdom 0.4 – – – Gravenchon, France 0.4 0.4 0.3 – P E A O S Z Meerhout, Belgium – 0.5 – – Rotterdam, Netherlands – – – 0.7 O Middle East Al-Jubail, Saudi Arabia 0.6 0.7 – – B E Yanbu, Saudi Arabia 1.0 0.7 0.2 – P G Asia Pacific Fujian, China 0.3 0.2 0.2 0.2 P G Singapore 1.9 1.9 0.9 1.8 P B E A F O Z Sriracha, Thailand – – – 0.5 F Total worldwide 10.8 10.6 2.7 4.1 P Propylene B Butyl E Specialty elastomers A Adhesive polymers F Fluids O Oxo S Synthetics Z Petroleum additives G Glycol 1 Based on size or breadth of product slate. 2 Capacity reflects 100 percent for operations of ExxonMobil and majority-owned subsidiaries. For companies owned 50 percent or l ess, capacity is ExxonMobil’s interest. 32e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 1, 2 LARGE/INTEGRATED CHEMICAL COMPLEX PRODUCTION CAPACITY AT YEAR-END 2020 (millions of tonnes per year) Ethylene Polyethylene Polypropylene Paraxylene Additional products North America Baton Rouge, Louisiana 1.1 1.3 0.4 – P B E A F O S Baytown, Texas 3.9 – 0.7 0.6 P B F S Beaumont, Texas 0.9 1.7 – 0.3 P S Mont Belvieu, Texas – 2.3 – – Sarnia, Ontario 0.3 0.5 – – P F O Europe Antwerp, Belgium – 0.4 – – F O Fawley, United Kingdom – – – – B F O Fife, United Kingdom 0.4 – – – Gravenchon, France 0.4 0.4 0.3 – P E A O S Z Meerhout, Belgium – 0.5 – – Rotterdam, Netherlands – – – 0.7 O Middle East Al-Jubail, Saudi Arabia 0.6 0.7 – – B E Yanbu, Saudi Arabia 1.0 0.7 0.2 – P G Asia Pacific Fujian, China 0.3 0.2 0.2 0.2 P G Singapore 1.9 1.9 0.9 1.8 P B E A F O Z Sriracha, Thailand – – – 0.5 F Total worldwide 10.8 10.6 2.7 4.1 P Propylene B Butyl E Specialty elastomers A Adhesive polymers F Fluids O Oxo S Synthetics Z Petroleum additives G Glycol 1 Based on size or breadth of product slate. 2 Capacity reflects 100 percent for operations of ExxonMobil and majority-owned subsidiaries. For companies owned 50 percent or l ess, capacity is ExxonMobil’s interest. 32

EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA

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OTHER CHEMICAL MANUFACTURING LOCATIONS AT YEAR-END 2020[1]

Location	Product
North America	
Bayway, New Jersey	●
Pensacola, Florida	▲
Latin America	
Paulinia, Brazil	●
Rio de Janeiro, Brazil	●

Location	Product
Europe	
Berre, France	●
Cologne, Germany	▲ ●
Fos-sur-Mer, France	■
Karlsruhe, Germany	■
Newport, United Kingdom	▲
Vado Ligure, Italy	●

Location	Product
Asia Pacific	
Altona, Australia	■
Jinshan, China	▲
Kashima, Japan	▲
Kawasaki, Japan	▲
Zhangjiagang, China	●

■ Olefins/aromatics ▲ Polymers ● Other chemicals

[1] Includes joint venture plants.

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CHEMICAL VOLUMES[1]

	2020	2019	2018
Worldwide production volumes *(thousands of tonnes)*			
Ethylene	**10,192**	9,904	9,040
Polyethylene	**9,133**	8,737	8,613
Polypropylene	**2,386**	2,412	2,266
Paraxylene	**2,377**	3,010	3,352
Prime product sales volumes[2] by region *(thousands of tonnes)*			
Americas	**9,942**	10,055	10,772
Europe/Middle East/Africa	**6,178**	6,549	6,498
Asia Pacific	**9,329**	9,912	9,599
Total worldwide	**25,449**	26,516	26,869
Prime product sales volumes[2] by business *(thousands of tonnes)*			
Specialties	**4,972**	5,019	5,167
Commodities	**20,477**	21,497	21,702
Total	**25,449**	26,516	26,869

[1] Includes ExxonMobil's share of equity companies but excludes volumes from minor interests held through equity securities.
[2] Prime product sales data reported net of purchases/sales contracts with the same counterparty.

34

e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 2020 EXPLORATION OPPORTUNITY CAPTURES Acres Working Country (thousands) interest (%) Operator Captures Angola 1 block onshore, Cabinda 347 33 c 3 blocks offshore, Direct Negotiation, Namibe Basin (Blocks 30, 44, 45) 4,493 60 e Canada 2 blocks offshore (EL1162, EL1163) 868 100 e Egypt 1 block offshore, Star 1,028 90 e Suriname 1 block offshore, Block 52 1,174 50 c Operator: E = exxonmobil operated C = co-venturer operated 35e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 2020 EXPLORATION OPPORTUNITY CAPTURES Acres Working Country (thousands) interest (%) Operator Captures Angola 1 block onshore, Cabinda 347 33 c 3 blocks offshore, Direct Negotiation, Namibe Basin (Blocks 30, 44, 45) 4,493 60 e Canada 2 blocks offshore (EL1162, EL1163) 868 100 e Egypt 1 block offshore, Star 1,028 90 e Suriname 1 block offshore, Block 52 1,174 50 c Operator: E = exxonmobil operated C = co-venturer operated 35

EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA

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UPSTREAM PORTFOLIO

NORTH AMERICA

	Working Interest[1] (%)	Net Production[2] Liquids (Kbd)	Net Production[2] Gas (Mcfd)	
Canada				
Aspen	100	–	–	In-situ oil sands opportunity with SA-SAGD technology.
Cold Lake	100	124	–	One of the largest thermal in-situ, heavy-oil projects in the world.
Greater Flemish Pass	33-100	–	–	Completed the drilling of an exploration well in 2020; block evaluations ongoing to prioritize future drilling opportunities.
Hebron	35	50	–	Drilling, production, and storage platform supported by a gravity base structure. Completed ramp-up of production with 7 new wells and achieved daily gross production record of 169 Kbd (19 Kbd above original design capacity).
Hibernia	33	17	–	Drilling, production, and storage platform supported by a gravity base structure. Platform drill-rig entered cold stack period in 2020.
Hibernia South Extension	28	10	–	Subsea tie-back to the existing Hibernia platform.
Kearl	100	219	–	Record-breaking production.
Montney and Duvernay	50-100	11	183	More than 600,000 net acres in the liquids-rich Montney and Duvernay shale plays.
Norman Wells	100	6	–	Conventional oil and gas operation located in the Northwest Territories in Northern Canada.
Sable	51	–	–	Offshore removals campaign and pipeline in-situ abandonment completed. Decommissioning project completion in 2021.
SAGD	63-100	–	–	Continued to evaluate oil sands acreage in the Athabasca and Cold Lake regions, including Clarke Creek, Corner, Chard, and Clyden.
Syncrude	25	68	–	Oil sands mining operation producing synthetic crude.
Offshore (EL1162 and EL1163)	100	–	–	Captured two exploration blocks via tender, adding a total of 868,000 net acres.
Mexico				
Perdido Block 2	50	–	–	Government informed of intention to exit block in 2021.

North America, continued next page

[1] Representative range of working interest for acreage.
[2] 2020 net liquids production and natural gas available for sale.

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Upstream portfolio, continued

North America, continued	Working Interest[1] (%)	Net Production[2] Liquids (Kbd)	Net Production[2] Gas (Mcfd)	
United States				
Aera Energy LLC	48	47	2	Eight fields and approximately 4,500 net wells primarily located in San Joaquin Valley, California.
Alaska Gas	–	–	–	State of Alaska's LNG project, supplied by natural gas from Prudhoe Bay and Point Thomson, completed the FERC regulatory process. Other potential options for development of Alaska North Slope gas are also being pursued.
Appalachia	85-95	8	450	More than 500,000 net acres across the Marcellus and Utica Shale plays.
Bakken	40-80	82	134	More than 540,000 net acres across the liquids-rich Bakken Shale play.
Eagle Ford	23-100	11	27	More than 100,000 net acres across the liquids-rich and dry gas fairways of the Eagle Ford Shale play.
Golden Pass LNG Export	30	–	–	Joint venture with Qatar Petroleum to enable approximately 16 Mta LNG export capability at the existing terminal.
Gulf of Mexico Exploration	67-100	–	–	Evaluating divestment options.
Haynesville	50-100	2	371	More than 200,000 net acres across the Haynesville Shale play.
Hoover	67-100	3	–	Deepwater Gulf of Mexico asset produces oil and natural gas from the Hoover field and Marshall/Madison subsea tie-backs.
Julia	50	15	1	Deepwater Gulf of Mexico subsea tie-back to the Jack-St. Malo host facility located in 7,100 feet of water.
LaBarge	45-100	–	111	One of the world's largest helium recovery and physical solvent gas-sweetening plants. Online since 1986, LaBarge is expected to produce for an additional 84 years.
Lucius	23	8	8	Deepwater Gulf of Mexico asset producing to a deep draft caisson vessel (DDCV) located in approximately 7,100 feet of water. Divestment in 2021.
Other Lower 48 Dry Gas	15-100	21	814	Approximately 1 million net acres across the Barnett, Fayetteville, Freestone, and Rockies dry gas plays.
Permian	84-92	285	494	More than 1.8 million net acres across the Permian Basin.
Point Thomson	62	4	–	Gas condensate field tied into Alyeska pipeline system.
Prudhoe Bay	36	84	–	Located on Alaska North Slope and includes one of the largest North American conventional oil fields and multiple satellite fields.
Santa Ynez	100	–	–	Supporting trucking and pipeline permitting efforts to restore production operations resulting from outage of the Plains All-American Pipeline.
Thunder Horse	25	31	16	Deepwater Gulf of Mexico semi-submersible facility located in nearly 6,100 feet of water.
Ursa	16	6	4	Deepwater Gulf of Mexico tension leg platform located 130 miles south of New Orleans.
Woodford/South OK	70-80	26	178	More than 300,000 net acres across the Arkoma, Ardmore, and Marietta Woodford shale plays.

[1] Representative range of working interest for acreage.
[2] 2020 net liquids production and natural gas available for sale. Permian includes unconventional production from the Midland, Delaware, and Central Basin Platform.

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Upstream portfolio, continued

SOUTH AMERICA

	Working Interest[1] (%)	Net Production[2] Liquids (Kbd)	Gas (Mcfd)	
Argentina				
Offshore	70	–	–	Operating interest in three blocks in the Malvinas Basin, offshore Argentina; multi-client 3D seismic data acquisition completed over acreage, processing of data and evaluation of blocks is progressing.
Onshore	42-90	4	45	Unconventional production concessions in four blocks in the Vaca Muerta.
Brazil				
Bacalhau (formerly Carcara)	40	–	–	Awarded Bacalhau drilling and well services contracts. Maturing the project towards a final investment decision (FID).
Santos	64	–	–	Operating interest in three deepwater blocks (PSC Tita, Concession S-M-647, and S-M-536). Evaluation of the blocks is progressing.
Campos	40	–	–	Working interest in four blocks in the Campos Basin; evaluation of the blocks is progressing. Naru-1 well drilled in 2020 in Block C-M-657.
Campos Bull's Eye	50/100	–	–	Interest in seven blocks in the Bull's Eye area of the Campos Basin; evaluation of the blocks is progressing. Urissane-1 well drilled in Block C-M-411 in 2020-2021.
North Campos	100	–	–	Operating interest in two deepwater blocks. Evaluation of the blocks is progressing.
Sergipe Alagoas	50	–	–	Operate nine blocks; evaluation of the blocks is progressing. First well in Block 428 planned for 2021 (Cutthroat-1).
Pre-Salt Uirapuru	28	–	–	Araucaria well completed in 2020.
Colombia				
COL-4	50	–	–	Technical Evaluation License converted to Exploration Contract Phase 1.
Onshore	50-70	–	–	Three exploration blocks in a tight liquids play.
Guyana				
Canje	35	–	–	Progressing evaluation of 417,000 net acres. Completed operations on initial exploration well Bulletwood-1 and planning for at least two additional exploration wells in 2021.
Kaieteur	35	–	–	Progressing evaluation of 1.2 million net acres. Drilled initial exploration well, Tanager-1, in 2020.
Stabroek	45	25	–	Three exploration discoveries bringing the total discoveries to 18 at year end, with ~9 billion oil-equivalent barrels of recoverable resource. Achieved nameplate capacity on Liza Phase 1, Liza Phase 2 on schedule for start-up in 2022, and achieved Payara FID. Continuing to acquire data and evaluate options for future phases.
Suriname				
Block 59	33	–	–	Evaluating 2D seismic data and forward plans for the block.
Block 52	50	–	–	Sloanea-1 drilled and encountered hydrocarbons in 2020. Acquiring new 3D seismic over block as part of forward exploration plans.

[1] Representative range of working interest for acreage.
[2] 2020 net liquids production and natural gas available for sale.

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Upstream portfolio, continued

EUROPE

	Working Interest[1] (%)	Net Production[2] Liquids (Kbd)	Net Production[2] Gas (Mcfd)	
Cyprus				
Block 10	60	–	–	Natural gas discovery made at Glaucus-1 well (2019). Appraisal well planned for late 2021.
Germany				
Onshore	3-100	2	214	Operator of 25 sour gas and 32 sweet gas fields with production dating back to 1904. Includes 0.8 million net exploration acres.
Greece				
Offshore Crete	40	–	–	Interest in two deepwater exploration blocks totaling nearly 4 million net acres. 40% working interest, captured October 2019.
Italy				
Adriatic LNG Terminal	71	–	–	The world's first fixed offshore LNG storage and regasification terminal received 75 cargoes in 2020.
Netherlands				
Groningen/Other	30-50	3	370	Approximately 60 producing fields offshore in the North Sea and 120 fields onshore including Groningen, one of the world's largest natural gas fields with production dating back to 1963. In 2020, the Dutch government further reduced Groningen gas extraction and maintained its plan to terminate Groningen production in 2022.
Romania				
Neptun Deep	50	–	–	Continuing to seek fiscal stability and right to freely market natural gas prior to fully funding.
United Kingdom				
North Sea	3-50	24	205	Approximately 30 producing assets in the North Sea.
SEGAL gas plant	50	–	–	Extracts natural gas liquids to provide feedstock for our onshore ethylene plant in Fife, Scotland.
South Hook LNG	24	–	–	LNG regasification terminal supplies gas to the United Kingdom's natural gas grid. Received 79 cargoes in 2020.

[1] Representative range of working interest for acreage.
[2] 2020 net liquids production and natural gas available for sale.

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Upstream portfolio, continued

AFRICA

	Working Interest[1] (%)	Net Production[2] Liquids (Kbd)	Net Production[2] Gas (Mcfd)	
Angola				
Block 15	36	42	–	Operate four floating production, storage, and offloading (FPSO) vessels and two tension leg platforms. Signed Block 15 license extension and redevelopment commitment agreement incentivizing multi-year drilling program and subsea infrastructure project investments.
Block 17	19	49	–	Four FPSO vessels operated by Total. Various tie-back projects in execution.
Block 32	15	28	–	Two FPSO vessels operated by Total.
Blocks 30, 44, 45	60	–	–	Captured in 2020. Captured 4.5 million gross acres offshore Angola. Block evaluation ongoing.
Cabinda Centro B	33[3]	–	–	Captured in 2020. Block evaluation ongoing.
Chad				
Onshore	40	12	–	Polymer project to enhance recovery online.
Egypt				
Star, NE El Amriya, and North Marakia	90-100	–	–	Operate three offshore exploration licenses in the Nile Delta Basin and Herodotus Basin, totaling nearly 2.7 million net acres.
Equatorial Guinea				
Block B	71	31	–	Offshore production facilities include the Zafiro production complex, Jade platform, and Serpentina FPSO vessel.
EG 06	80	–	–	Captured in 2015. Block evaluation ongoing.
EG 11	80	–	–	Captured in 2018. Block evaluation ongoing.
Ghana				
DWCTP	80	–	–	Captured in 2019. Block evaluation ongoing.
Mauritania				
C-14, C-17, C-22	90	–	–	Captured in 2017. Block evaluations ongoing.

Africa, continued next page

[1] Representative range of working interest for acreage.
[2] 2020 net liquids production and natural gas available for sale.
[3] Rounded.

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Upstream portfolio, continued

Africa, continued	Working Interest[1] (%)	Net Production[2] Liquids (Kbd)	Gas (Mcfd)	
Mozambique				
A5-B, Z5-C, Z5-D	40	–	–	Executed concession contract in 2018. Block evaluations ongoing.
Area 4	25	–	–	Development activities continue on Coral FLNG project. Pursuing synergies and value enhancements for Rovuma LNG with government of Mozambique, partners, and Area 1.
Namibia				
PEL 86, PEL 89, PEL 95	85	–	–	Captured in 2019. Captured 8.1 million gross acres offshore Namibia. Block evaluation ongoing.
Nigeria				
Offshore	20-56	150	9	Shallow-water and deepwater production facilities. Discovered over 70 shallow-water fields produced via fixed platforms and three FPSO developments. Multiple projects under evaluation to maximize field recovery.
Sao Tome Principe				
Blocks 7, 8, 11	25	–	–	Captured in 2019, adding 172,000 net acres to the portfolio. Block evaluation ongoing.
Tanzania				
Block 2	35	–	–	Commercial discussions are ongoing for a potential joint LNG plant.

[1] Representative range of working interest for acreage.
[2] 2020 net liquids production and natural gas available for sale.

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Upstream portfolio, continued

ASIA/MIDDLE EAST

	Working Interest[1] (%)	Net Production[2] Liquids (Kbd)	Net Production[2] Gas (Mcfd)	
Azerbaijan				
Azeri-Chirag-Gunashli	7	17	–	Consists of six offshore platforms and an onshore processing plant.
Indonesia				
Banyu Urip	45	36	–	165 Kbd onshore processing facility capacity with floating storage and offloading.
Kedung Keris	45	1	–	Project started up in 2019, tied back by 10-mile pipeline to commingle with Banyu Urip production.
Iraq				
Kurdistan Region	32-64	–	–	Current PSCs remain in effect for exploration activity and evaluation of commerciality.
West Qurna I	34	26	–	14 onshore processing trains with 703 Kbd capacity.
Kazakhstan				
Caspian Pipeline Consortium	8	–	–	Pipeline transports equity production from Kazakhstan to Novorossiysk marine terminal on the Russian Black Sea.
Kashagan	17	54	55	34 producer wells and six injector wells across five offshore drill centers producing into an island hub and to an onshore processing facility.
Tengiz	25	156	173	Production license encompasses Tengiz and Korolev fields including associated facilities. Tengiz Expansion in progress to increase production capacity by 260 Kbd and sour gas injection capacity by 1,200 Mcfd gross.
Malaysia				
Offshore production	50	26	201	Operate 34 platforms and have interest in another six platforms.
Qatar				
Helium	7-22	–	–	Qatar is one of the world's largest helium producers, with current capacity of 2 billion cubic feet per year, which will increase by 400 million cubic feet per year as He3 facility (Barzan) comes online.
LNG Joint Ventures, Al Khaleej Gas, Barzan	10-30, 100, 7	152	2,987	LNG joint ventures with a total capacity of 62 Mta that supply LNG around the world and produce substantial volumes of associated condensate, liquefied petroleum gas, helium, and sulfur. Al Khaleej Gas supplies up to 2 billion cubic feet per day of natural gas to the local market. Barzan will supply up to 1.4 billion cubic feet per day of natural gas, primarily to Qatar to meet its rapidly growing infrastructure and industry requirements.
Russia				
Sakhalin-1	30	63	57	Development drilling program continued in high-value reservoirs. Progressed early engineering for the Russia Far East LNG project to produce approximately 6 Mta from Sakhalin-1 gas resources.

Asia/Middle East, continued next page

[1] Representative range of working interest for acreage.
[2] 2020 net liquids production and natural gas available for sale.

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Upstream portfolio, continued

Asia/Middle East, continued	Working Interest[1] (%)	Net Production[2] Liquids (Kbd)	Gas (Mcfd)	
Thailand				
Nam Phong, Sinphuhorm	80, 10	–	14	Operator of the Nam Phong natural gas field. Sinphuhorm is operated by others with 10% ExxonMobil share.
United Arab Emirates				
Upper Zakum	28	212	–	At year-end 2020, production capacity exceeded 900 Kbd. The Upper Zakum 750 project started up in 2020 while commissioning continued on the final systems. Development activities continued on the Upper Zakum 1 Mbd project.
Vietnam				
Ca Voi Xanh (Blue Whale)	64	–	–	Completed front-end engineering and design (FEED). Continued to progress commercial agreements.

AUSTRALIA/OCEANIA

Australia				
Gippsland Basin	50	26	280	Operator of 23 offshore installations and associated onshore plants. Progressing development of the West Barracouta natural gas field to produce natural gas for the Australian domestic market by 2021.
Gippsland VIC/P70	100	–	–	Continued block evaluation.
Gippsland Kipper	32	1	17	Operator of the Kipper Unit Joint Venture providing gas to the Australia domestic market through Gippsland Basin onshore plants.
North West Shelf Gorgon Jansz	25	5	534	Completed start-up of the CO_2 sequestration plant injection facilities. Extended shutdown and repairs completed on LNG Train 2 and commenced on LNG Train 1. Completed infill drilling on both Gorgon and Jansz Fields as part of the Gorgon Stage 2 plateau maintenance project.
Papua New Guinea (PNG)				
PNG LNG	33	12	388	Integrated development that includes natural gas production and processing facilities, onshore and offshore pipelines, and liquefaction facilities.
P'nyang	49	–	–	Working with government of PNG on the P'nyang gas development fiscals.
Western Foldbelt	15-100	–	–	Worked with co-venturers to progress development planning activities for Muruk and Juha. Continued Greater Juha seismic survey to further delineate prospectivity in the region.
Muruk	43	–	–	Continued to evaluate development plans.
Eastern Foldbelt	37-75	–	–	Worked with co-venturers to progress development planning activities for the Elk-Antelope fields. Matured prospects on exploration acreage and planning 2D seismic program to support potential drilling.
Gulf of Papua	40-100	–	–	Acquired 3D seismic survey and working towards block evaluations.

[1] Representative range of working interest for acreage.
[2] 2020 net liquids production and natural gas available for sale.

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KEY PROJECTS: DOWNSTREAM[1, 2]

RECENTLY COMPLETED	Location	Capacity	Description	Major project
United States	Permian	300 Kbd	Logistics – terminal collection	
Canada	Alberta	70 Kbd	Products pipeline	
	Strathcona	18 Kt/y	Cogeneration – emissions reduction	
FUTURE (PROJECTED)				
India	India	500 Kb/y	Logistics – lubricant blending	
Singapore	Singapore	3 Mb	Logistics expansion	
	Singapore	80 Kbd	Resid upgrade – lubricant and diesel production	●
United Kingdom	Fawley	38 Kbd	Hydrofiner – diesel production	●
United States	Baytown	36 Kbd	Light-crude expansion	
	Baytown	180 Kbd	Product pipeline logistics	
	Beaumont	250 Kbd	Light-crude expansion	●
	Permian/USGC	>1 Mbd	Logistics – long-haul pipeline	●

Kbd = thousand barrels per day **Kb/y** = thousand barrels per year **Kt/y** = thousand tonnes per year **Mb** = million barrels **Mbd** = million barrels per day

[1] See Frequently Used Terms attached at the end of this document.
[2] Volumes shown on 100-percent basis.

44

e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 1 KEY PROJECTS: CHEMICAL 3 Capacity (Kta) Product Major project FUTURE (PROJECTED) Location China Guangdong Province 1,600 Ethylenel 1,650 Polyethylene 900 Polypropylene United States Baton Rouge 450 Polypropylenel Baytown 350 Linear alpha olefinsl Baytown 400 Vistamaxx performance polymersl 2 Corpus Christi 1,800 Ethylenel 1,100 Monothylene glycol 1,300 Polyethylene Kta = thousand tonnes per annum 1 See Frequently Used Terms attached at the end of this document. 2 50/50 joint venture with SABIC. 3 Volumes shown on 100-percent basis. 45e x x o nmo b i l | 2020 F in An C iA l AnD o Pe R ATin G DATA < RE TURN TO TAB LE OF CONTE NT S 1 KEY PROJECTS: CHEMICAL 3 Capacity (Kta) Product Major project FUTURE (PROJECTED) Location China Guangdong Province 1,600 Ethylenel 1,650 Polyethylene 900 Polypropylene United States Baton Rouge 450 Polypropylenel Baytown 350 Linear alpha olefinsl Baytown 400 Vistamaxx performance polymersl 2 Corpus Christi 1,800 Ethylenel 1,100 Monothylene glycol 1,300 Polyethylene Kta = thousand tonnes per annum 1 See Frequently Used Terms attached at the end of this document. 2 50/50 joint venture with SABIC. 3 Volumes shown on 100-percent basis. 45

EXXONMOBIL | 2020 FINANCIAL AND OPERATING DATA
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KEY PROJECTS: UPSTREAM[1]

		Facility capacity (gross)			
RECENTLY COMPLETED		Liquids (Kbd)	Gas (Mcfd)	ExxonMobil working interest (%)	Operator
Canada	Kearl Supplemental Crusher	40	–	100	E
Qatar	Barzan	90	1,400	7	J
FUTURE (PROJECTED)					
Australia	Gorgon future phases	20	2,700	25	C
Brazil	Bacalhau (formerly Carcara) Phase 1	220	–	40	C
Canada	Syncrude Mildred Lake Extension	210	–	25	J
Guyana	Liza Phase 2	220	–	45	E
	Payara	220	–	45	E
	Yellowtail	220	–	45	E
	Future phases	440	–	45	E
Iraq	West Qurna I	1,600	–	34	J
Kazakhstan	Kashagan Compression and Debottlenecking	450	400	17	J
	Tengiz Expansion	655	–	25	C
Mozambique	Coral FLNG	5	575	25	C
	Rovuma LNG Phase 1	10	2,400	25	E
PNG	Papua LNG	15	800	28	E
Romania	Neptun Deep	–	630	50	E
Russia	Far East LNG	–	880	30	E
	Sakhalin-1 Central South Dagi	40	–	30	E
U.A.E.	Upper Zakum Expansion (multiple phases)	1,000	–	28	J
U.S.	Golden Pass LNG Export	–	2,500	30	J
Vietnam	Ca Voi Xanh (Blue Whale)	3	580	64	E

Kbd = thousand barrels per day **Mcfd** = million cubic feet per day **Operator: E** = ExxonMobil operated **C** = co-venturer operated **J** = joint operations

[1] See Frequently Used Terms attached at the end of this document.

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FREQUENTLY USED TERMS

Listed below are definitions of several of ExxonMobil's key business and financial performance measures and other terms. These definitions are provided to facilitate understanding of the terms and their calculation. In the case of financial measures that we believe constitute "non-GAAP financial measures" under Securities and Exchange Commission Regulation G, we provide a reconciliation to the most comparable Generally Accepted Accounting Principles (GAAP) measure and other information required by that rule.

Total shareholder return (TSR) • Measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. We calculate shareholder return over a particular measurement period by: dividing (1) the sum of (a) the cumulative value of dividends received during the measurement period, assuming reinvestment, plus (b) the difference between the stock price at the end and at the beginning of the measurement period; by (2) the stock price at the beginning of the measurement period. For this purpose, we assume dividends are reinvested in stock at market prices at approximately the same time actual dividends are paid. Shareholder return is usually quoted on an annualized basis.

Capital and exploration expenditures (Capex) • Represents the combined total of additions at cost to property, plant and equipment, and exploration expenses on a before-tax basis from the Summary statement of income. ExxonMobil's Capex includes its share of similar costs for equity companies. Capex excludes assets acquired in nonmonetary exchanges, the value of ExxonMobil shares used to acquire assets, and depreciation on the cost of exploration support equipment and facilities recorded to property, plant and equipment when acquired. While ExxonMobil's management is responsible for all investments and elements of net income, particular focus is placed on managing the controllable aspects of this group of expenditures.

Returns, investment returns, project returns • Unless referring specifically to ROCE, references to returns, investment returns, project returns, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs.

Heavy oil and oil sands • Heavy oil, for the purpose of this document, includes heavy oil, extra heavy oil, and bitumen, as defined by the World Petroleum Congress in 1987 based on American Petroleum Institute (API) gravity and viscosity at reservoir conditions. Heavy oil has an API gravity between 10 and 22.3 degrees. The API gravity of extra heavy oil and bitumen is less than 10 degrees. Extra heavy oil has a viscosity less than 10,000 centipoise, whereas the viscosity of bitumen is greater than 10,000 centipoise. The term "oil sands" is used to indicate heavy oil (generally bitumen) that is recovered in a mining operation.

Leverage • Leverage is defined as "net debt/(net debt + market capitalization)."

Project • The term "project" as used in this document can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports.

Resources, resource base, and recoverable resources • Along with similar terms used in this document, these refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as quantities that are not yet classified as proved reserves, but that are expected to be ultimately recoverable. The term "resource base" or similar terms are not intended to correspond to SEC definitions such as "probable" or "possible" reserves. The term "in-place" refers to those quantities of oil and natural gas estimated to be contained in known accumulations and includes recoverable and unrecoverable amounts.

Proved reserves • Proved reserve figures in this document are determined in accordance with SEC definitions.

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Frequently Used Terms, continued

CASH FLOW FROM OPERATIONS AND ASSET SALES

(millions of dollars)	2020	2019	2018
Net cash provided by operating activities	14,668	29,716	36,014
Proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments	999	3,692	4,123
Cash flow from operations and asset sales	**15,667**	33,408	40,137

Cash flow from operations and asset sales is the sum of the net cash provided by operating activities and proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments from the Summary statement of cash flows. This cash flow reflects the total sources of cash from both operating the Corporation's assets and from the divesting of assets. The Corporation employs a long-standing and regular disciplined review process to ensure that all assets are contributing to the Corporation's strategic objectives. Assets are divested when they are no longer meeting these objectives or are worth considerably more to others. Because of the regular nature of this activity, we believe it is useful for investors to consider proceeds associated with asset sales together with cash provided by operating activities when evaluating cash available for investment in the business and financing activities, including shareholder distributions.

OPERATING COSTS

(millions of dollars)	2020	2019	2018
Reconciliation of operating costs			
From ExxonMobil's Consolidated statement of income			
Total costs and other deductions	210,385	244,882	259,259
Less:			
Crude oil and product purchases	94,007	143,801	156,172
Interest expense	1,158	830	766
Other taxes and duties	26,122	30,525	32,663
Subtotal	89,098	69,726	69,658
ExxonMobil's share of equity company expenses	8,292	9,088	9,569
Total operating costs	**97,390**	78,814	79,227
Components of operating costs			
From ExxonMobil's Consolidated statement of income			
Production and manufacturing expenses	30,431	36,826	36,682
Selling, general and administrative expenses	10,168	11,398	11,480
Depreciation and depletion (includes impairments)	46,009	18,998	18,745
Exploration expenses, including dry holes	1,285	1,269	1,466
Non-service pension and postretirement benefit expense	1,205	1,235	1,285
Subtotal	89,098	69,726	69,658
ExxonMobil's share of equity company expenses	8,292	9,088	9,569
Total operating costs	**97,390**	78,814	79,227

Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company's products for sale – including energy, staffing, and maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before-tax basis. While ExxonMobil's management is responsible for all revenue and expense elements of net income, operating costs, as defined above, represent the expenses most directly under management's control, and therefore are useful for investors and ExxonMobil management in evaluating management's performance.

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Frequently Used Terms, continued

FREE CASH FLOW

(millions of dollars)	2020	2019	2018
Net cash provided by operating activities	**14,668**	29,716	36,014
Additions to property, plant and equipment	**(17,282)**	(24,361)	(19,574)
Proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments	**999**	3,692	4,123
Additional investments and advances	**(4,857)**	(3,905)	(1,981)
Other investing activities, including collection of advances	**2,681**	1,490	986
Free cash flow	**(3,791)**	6,632	19,568

Free cash flow is cash flow from operations and asset sales less additions to property, plant and equipment, and additional investments and advances, plus other investing activities, including collection of advances. This measure is useful when evaluating cash available for financing activities, including shareholder distributions, after investment in the business.

DISTRIBUTIONS TO SHAREHOLDERS

(millions of dollars)	2020	2019	2018
Dividends paid to ExxonMobil shareholders	**14,865**	14,652	13,798
Cost of shares acquired to reduce shares outstanding	**-**	-	-
Distributions to ExxonMobil shareholders	**14,865**	14,652	13,798
Memo: Gross cost of shares acquired to offset shares or units settled in shares issued under benefit plans and programs	**405**	594	626

The Corporation distributes cash to shareholders in the form of both dividends and share purchases. Shares are acquired to reduce shares outstanding and offset shares or units settled in shares issued in conjunction with company benefit plans and programs. For purposes of calculating distributions to shareholders, the Corporation only includes the cost of those shares acquired to reduce shares outstanding.

CAPITAL EMPLOYED AT YEAR END

(millions of dollars)	2020	2019	2018
Business uses: asset and liability perspective			
Total assets	**332,750**	362,597	346,196
Less liabilities and noncontrolling interests share of assets and liabilities			
Total current liabilities excluding notes and loans payable	**(35,905)**	(43,411)	(39,880)
Total long-term liabilities excluding long-term debt	**(65,075)**	(73,328)	(69,992)
Noncontrolling interests share of assets and liabilities	**(8,773)**	(8,839)	(7,958)
Add ExxonMobil share of debt-financed equity company net assets	**4,140**	3,906	3,914
Total capital employed	**227,137**	240,925	232,280
Total corporate sources: debt and equity perspective			
Notes and loans payable	**20,458**	20,578	17,258
Long-term debt	**47,182**	26,342	20,538
ExxonMobil share of equity	**157,150**	191,650	191,794
Less noncontrolling interests share of total debt	**(1,793)**	(1,551)	(1,224)
Add ExxonMobil share of equity company debt	**4,140**	3,906	3,914
Total capital employed	**227,137**	240,925	232,280

Capital employed is a measure of net investment. When viewed from the perspective of how the capital is used by the businesses, it includes ExxonMobil's net share of property, plant and equipment, and other assets, less liabilities, excluding both short-term and long-term debt. When viewed from the perspective of the sources of capital employed in total for the Corporation, it includes ExxonMobil's share of total debt and equity. Both of these views include ExxonMobil's share of amounts applicable to equity companies, which the Corporation believes should be included to provide a more comprehensive measure of capital employed.

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Frequently Used Terms, continued

RETURN ON AVERAGE CAPITAL EMPLOYED (ROCE)

(millions of dollars)	2020	2019	2018
Net income (loss) attributable to ExxonMobil	**(22,440)**	14,340	20,840
Financing costs (after tax)			
Gross third-party debt	**(1,272)**	(1,075)	(912)
ExxonMobil share of equity companies	**(182)**	(207)	(192)
All other financing costs – net	**666**	141	498
Total financing costs	**(788)**	(1,141)	(606)
Earnings (Loss) excluding financing costs	**(21,652)**	15,481	21,446
Average capital employed	**234,031**	236,603	232,374
Return on average capital employed – corporate total	**(9.3%)**	6.5%	9.2%

ROCE is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil's share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation's total ROCE is net income attributable to ExxonMobil, excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management's performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which are more cash-flow based, are used to make investment decisions. See page 5 for segment information relevant to ROCE.

50

Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor. Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.